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                                                                   EXHIBIT 10.42

                             AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE


$15,000,000                                                  New York, New York
                                                             December 5, 1996

          This Amended and Restated Revolving Credit Note is executed and delivered under and pursuant to the terms of that certain Amended and Restated Revolving Credit and Security Agreement dated as of the date hereof (as amended, supplemented or modified from time to time, the "Loan Agreement") by and among WINCUP HOLDINGS, L.P., WINCUP HOLDINGS, INC., SP ACQUISITION CO., STYROCHEM INTERNATIONAL, INC. and RADNOR HOLDINGS CORPORATION (collectively, the "Borrowers"), THE BANK OF NEW YORK COMMERCIAL CORPORATION ("BNYCC"), the financial institutions named therein and the financial institutions which hereafter become a party thereto (BNYCC and each of the other financial institutions, collectively, "Lenders") and BNYCC as administrative and collateral agent ("Agent") for Lenders. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

          FOR VALUE RECEIVED, the Borrowers jointly and severally hereby promise to pay to the order of BNYCC, at Agent's offices located at 1290 Avenue of the Americas, New York, New York 10104 or at such other place as the holder may from time to time designate to Borrower in writing:

          (i) the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or, if different from such amount, the unpaid principal balance of BNYCC's Commitment Percentage of Revolving Advances as may be due and owing under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement, termination of the Loan Agreement pursuant to the terms thereof or repayment as required by the Loan Agreement; and

          (ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.
Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate.

          This Note is one of Revolving Credit Notes referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan
                          ----- ----
Agreement and the Other Documents, is entitled to the benefits of the Loan Agreement and the Other Documents and is subject to all of the agreements, terms and conditions therein contained.
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          This Note may be prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

          This Note is being delivered in the State of New York and shall be construed and enforced in accordance with the laws of such state.

          Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

          This Note amends and restates in its entirety and is issued in full substitution and replacement for (but not satisfaction of) the Revolving Credit Note dated as of January 22, 1996 issued by WinCup Holdings, L.P. to BNYCC in the original principal sum of $14,000,000.

                                          WINCUP HOLDINGS, L.P.

                                          By:  WINCUP HOLDINGS, INC., the
                                               General Partner


                                          By:[SIGNATURE APPEARS HERE]
                                             ----------------------------------
                                          Title: President
                                                -------------------------------

                                          WINCUP HOLDINGS, INC.


                                          By:[SIGNATURE APPEARS HERE]
                                             ----------------------------------
                                          Title: President
                                                -------------------------------

                                          SP ACQUISITION CO.


                                          By:[SIGNATURE APPEARS HERE]
                                             ----------------------------------
                                          Title: President
                                                -------------------------------

                                          STYROCHEM INTERNATIONAL, INC.


                                          By:[SIGNATURE APPEARS HERE]
                                             ----------------------------------
                                          Title: President
                                                -------------------------------

                                          RADNOR HOLDINGS CORPORATION


                                          By:[SIGNATURE APPEARS HERE]
                                             ----------------------------------
                                          Title: President
                                                -------------------------------

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STATE OF PENNSYLVANIA    )
                         ) ss.
COUNTY OF PHILADELPHIA   )


     On this 5th day of December, 1996, before me personally came Michael T. Kennedy, to me known, who, being by me duly sworn, did depose and say that he is the President of each of WinCup Holdings, Inc., Radnor Holdings Corporation, SP Acquisition Co. and StyroChem International, Inc.; that WinCup Holdings,Inc. is the general partner of WinCup Holdings, L.P., that each of the forgoing companies executed the foregoing instrument; that he had authority to sign the same and that he signed his name thereto as the act and deed of such partnership and corporations by order of the board of directors of each corporation.

                                          [SIGNATURE APPEARS HERE]
                                        -----------------------------
                                                 NOTARY PUBLIC

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